Draft--March 14, 1996
================================================================================
                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                  Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

[_]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-b(e)(2))
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          LORD ABBETT SECURITIES TRUST
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

                            ----------------------

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       4)   Proposed maximum aggregate value of transaction:

       5)    Total fee paid:

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:
================================================================================

                  [Letterhead of Lord Abbett Securities Trust]




FROM THE CHAIRMAN OF THE BOARD
------------------------------

Dear Shareholder,

       The Board of Trustees of Lord Abbett Securities Trust (the "Fund") has called a Special Meeting of Shareholders of the Fund to consider the matters described below. The board recommends that you vote in favor of each proposal.

       First, the board recommends that you vote to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants.

       Second, the board recommends that you vote in favor of a proposed revision of the fundamental investment policies and restrictions of the Lord Abbett Growth & Income Trust series of the Fund (the "Series") which is intended to provide for greater flexibility in managing the Series' portfolio and to permit the board to change applicable policies in the future without incurring the expense of shareholder meetings.

       Third, the trustees propose that the Series enter into a new 12b-1 Plan and Dis tribution Agreement for your class of shares. This new 12b-1 Plan has several changes which are designed primarily to maintain the competitive position of the Series and to encourage sales of shares of the Series. These changes, and the estimated effect of these changes on the Series' expenses, are described in detail in the proxy statement.

       These various matters are to be voted upon at a meeting of the shareholders of the Fund to be held in New York on Wednesday, June 19, 1996 at 11:00 a.m.

       YOUR VOTE ON THESE ISSUES IS CRITICAL. TO ENSURE THAT YOUR VOTE IS COUNTED, IT IS IMPORTANT THAT YOU:

       1.   REVIEW THE ENCLOSED PROXY STATEMENT;

       2.   COMPLETE AND SIGN THE ENCLOSED PROXY CARD; AND

       3.   RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Your prompt response will help save the Fund the expense of additional solicitations.

       We encourage you to review the enclosed materials. Because we believe these proposals are in the best interests of shareholders, we encourage you to vote in favor of the proposals.

                                 Sincerely,



                                 Ronald P. Lynch
                                 Chairman of the Board

April 17, 1996

                                                                PRELIMINARY COPY



                          LORD ABBETT SECURITIES TRUST
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                 JUNE 19, 1996

                              PROXY STATEMENT









   You are urged to sign and mail the proxy card in the enclosed postage-paid
  envelope whether   you own a few or many shares.  Your prompt return of the
proxy may save the Fund the   necessity and expense of further solicitations to
                        insure a quorum at this meeting.

                          LORD ABBETT SECURITIES TRUST
                                767 Fifth Avenue
                            New York, New York 10153
                          Telephone No. (212) 848-1800


Notice of Special Meeting of Shareholders
To Be Held June 19, 1996                         April 17, 1996

Notice is given hereby of a special meeting of Lord Abbett Securities Trust (the "Fund"). The meeting will be held at the offices of Lord, Abbett & Co., on the 11th floor of The General Motors Building, 767 Fifth Avenue, New York, New York, on Wednesday, June 19, 1996, at 11:00 a.m., for the following purposes and to transact such other business as may properly come before the meeting and any adjournments thereof.

ITEM 1. To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the current fiscal year;

ITEM 2. To approve or disapprove certain changes in the fundamental investment policies and restrictions of the shareholders of the Lord Abbett Growth & Income Trust series of the Fund (the "Series")of the Series; and

ITEM 3. To approve or disapprove a new Distribution Plan and Agreement for the existing class of shares of the Series pursuant to Rule 12b-1 under the Investment Company Act of 1940.

                                 By order of the Board of Trustees


                                 Kenneth B. Cutler
                                 Vice President and Secretary

The Board of Trustees has fixed the close of business on March 22, 1996 as the record date for determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held. As of March 22, 1996, there were ____ shares of the Fund and ____ Shares of the Series issued and outstanding.

--------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.

TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

                          LORD ABBETT SECURITIES TRUST
                                767 Fifth Avenue
                            New York, New York 10153

                                                                  April 17, 1996

                                PROXY STATEMENT
                                ---------------

       This Proxy Statement is furnished to the shareholders of Lord Abbett Growth & Income Trust (the "Series"), a series of Lord Abbett Securities Trust, a diversified, open-end management investment company organized as a Delaware business trust (the "Fund"), in connection with the solicitation of proxies by and on behalf of the Board of Trustees for use at a special meeting of shareholders of the Fund to be held at 11:00 a.m. on Wednesday, June 19, 1996 at the offices of Lord, Abbett & Co., the investment manager and principal underwriter of the Fund ("Lord Abbett"), on the 11th floor of the General Motors Building, 767 Fifth Avenue, New York, New York 10153, and at any adjournments thereof. This proxy statement and the enclosed proxy card are first being mailed to shareholders on or about April 17,1996.

     At the close of business on March 22, 1996 (the "Record Date"), there were issued and outstanding _____ shares of the Fund and _____ shares of the Series. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the special meeting or any adjournment thereof. Proxies will be solicited by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of Lord Abbett and its affiliates. The Fund may also request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. D.F. King & Co. has been retained to assist in the solicitation of proxies at an estimated cost of $_______. The cost of the solicitation will be borne by _____________.

       Shareholders are entitled to one vote for each full share, and a pro portionate vote for each fractional share, of the Series held as of the Record Date. Under Delaware law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more
                        -                                           -
than one votes, the vote of the majority binds all; and (3) if more than one
                                                         -
votes and the vote is evenly divided, the vote will be cast proportionately. If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR each of the items described in this Proxy Statement and any other matters as deemed appropriate. A proxy may be revoked by the signer at any time at or before the meeting by written notice to the Fund, by execution of a later-dated proxy or by voting in person at the meeting.



 1.    RATIFICATION OR REJECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

       The Board of Trustees has selected Deloitte & Touche LLP as the in dependent public accountants of the Fund for the fiscal year ending October 31, 1996. The Act requires that such selection be submitted for ratification or rejection at the next annual meeting of shareholders if such meeting be held. Deloitte & Touche LLP acted as the Fund's independent public accountants for the year ended October 31, 1995, and since the Fund's inception in 1993. Based on information in the possession of the Fund, and information furnished by Deloitte & Touche LLP, the firm has no direct financial interest and no material indirect financial interest in the Fund. A representative of Deloitte & Touche LLP is expected to attend the meeting and will be provided with an opportunity to make a statement and answer appropriate questions.

       Ratification of the selection of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

       The Board of Trustees recommends that shareholders vote to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1996.


 2. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES OF THE SERIES

       The Board of Trustees has approved various amendments to the investment policies and restrictions of the Series in order to provide increased flexibility in managing the Series' investment portfolio. Those investment policies and restrictions of the Series that are designated "fundamental" may only be changed by the vote of a "majority" (as defined in the Act) of the voting securities of the Series. Those investment policies and restrictions designated "non-fundamental" may be changed by the vote of the Board of Trustees alone. Therefore, the proposed amendments to the fundamental policies and restrictions described below require shareholder approval. The current and proposed investment policies and restrictions for the Series (both fundamental and non-fundamental) with respect to various investment techniques and securities are set forth in Exhibit A attached hereto.

       Investment policies and restrictions govern generally the investment activities of the Series and limit its ability to invest in certain types of securities or engage in certain types of transactions. The proposed changes are not expected to affect materially the current operations of the Series.
Although the proposed funda mental investment policies and restrictions are less restrictive than the current fundamental investment policies and restrictions of the Series, non-fundamental restrictions have been adopted, to become effective with the proposed amendments to the fundamental policies and restrictions, which will limit the effect of such changes on the operations of the Series. The proposed fundamental policies and restrictions are intended principally to provide greater flexibility in the future management of the Series' investment portfolio. The Board of Trustees has no present intention of approving actions permitted by these less restrictive fundamental policies. If it were to do so, the risks of investing in the Series could be increased. No change is proposed with respect to the Series' investment objective, which is long-term growth of capital and income without excessive fluctuations in market value.

       The proposed policies and restrictions restate many of the policies and restrictions currently in effect for the Series. In some instances, certain fundamental policies and restrictions have been modified or eliminated in accordance with develop ments in Federal or state blue sky regulations or in the securities markets since the inception of the Series. In other instances, as illustrated in Exhibit A, certain policies and restrictions previously deemed fundamental have been redesignated non-funda mental. By making certain policies and restrictions non-fundamental, the Board may amend a policy or restriction as it deems appropriate and in the best interest of the Series and its shareholders, without incurring the costs (normally borne by the Series and its shareholders) of seeking a shareholder vote. Also, certain of the proposed fundamental investment policies and restrictions are stated in terms of "to the extent permitted by applicable law". Applicable law can change over time and may become more or less restrictive as a result. The policies and restrictions have been drafted in this manner so that a change in law would not require the Series to seek a shareholder vote to amend the policy or restriction to conform to applicable law, as revised.

       Approval of the proposed amendments to the fundamental investment restrictions and policies requires the affirmative vote of a "majority" (as defined in the Act) of the voting securities of the Series. A "majority" vote for a Series is defined in the Act as the vote of the holders of the lesser of:
(i) 67% or more of the voting securities of such Series present or represented
 -
by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such
           --
Series. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

       If the proposed amendments are not approved by the shareholders of a Series, the current fundamental policies and restrictions will continue in effect for such Series.

       The Board of Trustees recommends that shareholders of the Series vote in favor of the proposed amendments to the Series' fundamental investment restrictions and policies.


 3.    NEW DISTRIBUTION PLAN AND AGREEMENT FOR THE CLASS C SHARES

       At a meeting of the Board of Trustees of the Fund held on March 14, 1996, the trustees of the Fund unanimously approved, subject to shareholder ap proval, and determined to submit to the shareholders of the Series for approval, a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act (the "Proposed Plan") for the existing class of shares of the Series. The existing class of shares is to be designated the Class C Shares. The text of the Proposed Plan is attached hereto as Exhibit B. The trustees who approved the Proposed Plan include all of the In dependent Trustees, none of whom is an "interested person" of the Fund within the meaning of the Act or will have a direct or indirect financial interest in the operations of the Proposed Plans or in any agreements related thereto.

       If approved by shareholders, the Proposed Plan will replace the dis tribution plan and agreement (the "Current Plan") that was approved by shareholders and became effective on October 20, 1993. The changes included in the Proposed Plan, which are described below, are designed primarily to maintain the competitive position of the Class C Shares of the Series.

       Under the Current Plan (except as to certain accounts for which tracking data is not available), the Series pays to dealers through Lord Abbett distribution and service fees (a) at the time shares are sold, not to exceed
                               -
0.75% and 0.25%, respectively, of the net asset value of such shares and (b) at
                                                                          -
the end of the quarter following the first anniversary of the sale of shares, and quarterly thereafter, at an annual rate not to exceed 0.75% and 0.25%, respectively, of the net asset value of such shares, including any shares issued for reinvested dividends and distributions after such first anniversary, so long as such shares remain outstanding. Lord Abbett may retain from the quarterly distribution fee, for the payment of distribution expenses incurred directly by it, an amount not to exceed 0.10% of the average annual net asset value of such shares outstanding. These service and distribution fees are intended to provide additional incentives for dealers (a) to provide continuing information and
                                   -
investment services to their shareholder accounts and otherwise to encourage their accounts to remain invested in the Series and (b) to sell shares of the
                                                     -
Series.

       If shares of the Series are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder is required to pay to the Series a contingent deferred reimbursement charge ("CDRC") of 1% of the original cost or the then net asset value, whichever is less, of such shares.
If the shares are exchanged for shares of another series of the Fund or for shares of Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected for the Series by the other series or GSMMF.

       Set forth below is a description of the principal changes to be effected under the Proposed Plan:

       (a) Payments to Authorized Institutions.  The fees payable under the
           -----------------------------------
Proposed Plan will remain unchanged, except that payments thereunder may be made to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions"), rather than just to dealers as is the case under the Current Plan.

       (b) Lord Abbett Distributor.  The other party to the Proposed Plan is to
           -----------------------
be Lord Abbett Distributor LLC, a New York limited liability company to be formed as a subsidiary of Lord Abbett ("Lord Abbett Distributor"), rather than Lord Abbett. Lord Abbett Distributor is to take on all the underwriting functions currently performed directly by Lord Abbett.

       (c) CDRC.  Commencing July 15, 1996, the Class C Shares of the Series are
           ----
to become exchangeable for Class C Shares of other Lord Abbett-sponsored funds rather than for shares of other series of the Fund. A CDRC will not be payable upon such an exchange unless the shares received in the exchange are subsequently redeemed before the first anniversary of their original purchase.

       In considering whether to recommend the Proposed Plan for approval, the Board considered, among other things, that since the Current Plan was adopted, different methods of distribution, using different entities, have developed in the industry. The Board of Trustees sees no reason to limit arbitrarily the categories of persons eligible to receive payments under the Proposed Plan, and believes that the availability of payments under the plan will induce such other entities to invest in Class C Shares.

       In light of the anticipated benefits to the Series and its shareholders as a result of adopting the Proposed Plan, and having reviewed a comparison of the costs to the Series of the Current Plan and the Proposed Plan, the trustees of the Fund have concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Proposed Plan will benefit the Series and its shareholders. There can, however, be no assurance that the anticipated benefits will be realized.

       Set forth in the tables below is a summary comparison of the expenses of the Series, on a current and pro-forma basis taking into account the increased fees that could be paid under the Proposed Plan. The annual operating expenses shown in the second column of each table are the Series' actual expenses for the fiscal year ended October 31, 1995. The expenses shown in the third column represent, on a pro-forma basis, such actual expenses of each Series adjusted to show the effect of the changes effected by the Proposed Plan. The example set forth below is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                  I                           II               III
-----------------------------------------------------------------------
                                                            Pro Forma
                                                           (reflecting
                                                            estimated
                                                           amounts that
                                          Year ended        would have
                                       October 31, 1995     been paid
                                        (reflecting         under the
                                       the Current Plan)  Proposed Plan)
                                       -----------------  --------------
-----------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
-----------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases           None             None
Deferred Sales Load /1 /                       1.00%/2/        1.00%/2/
-----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
-----------------------------------------------------------------------
Management Fee                                 0.00%/3/        0.00%/3/
12b-1 Fees                                     0.88%           0.88%
Other Expenses                                 0.28%/3/        0.28%/3/
-----------------------------------------------------------------------
Total Operating Expenses                       1.16%/3/        1.16%/3/
-----------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.



     1 years/3,4/           3 years/3,4/               5 years/3,4/           10 years/3,4/
     -------                -------                    -------                --------
              Pro                                                                    Pro
             Forma               Pro Forma              Pro Forma                   Forma
 Current    (est.)    Current     (est.)      Current     (est.)     Current       (est.)
-------------------------------------------------------------------------------------------
   $12          $12       $12           $12       $12        $12            $12       $12
-------------------------------------------------------------------------------------------

1. Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred reimbursement charge" or "CDRC" throughout this Proxy Statement.

2. Under both the Current Plan and the Proposed Plan, redemptions of shares are subject to a CDRC of 1% of the original cost or the then net asset value, whichever is less, if the redemption occurs before the first anniversary of the original purchase, subject to certain exceptions described herein.

3. Although not obligated to, Lord, Abbett & Co. may waive its management fee and subsidize the operating expenses with respect to the Series. For the fiscal year ended October 31, 1995, Lord Abbett waived its management fee and subsidized certain operating expenses for the Series. Without such waiver and subsidy, the management fee would have been 0.75%, and the total operating expenses would have been 1.91%.

4. Based on total current and pro-forma operating expenses shown in the table above.

       If the shareholders approve the Proposed Plan, the Proposed Plan shall, unless terminated as described below, become effective July 12, 1996 and continue in effect until July 12, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Proposed Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a shareholder vote in compliance with Rule 12b-1 under the Act. The Plan may not be amended to increase materially the amount to be spent for distribution above the maximum amounts set forth in the Proposed Plan without a shareholder vote in compliance with Rule 12b-1 under the Act. All material amendments must be approved by a majority of the Independent Trustees.

       The Proposed Plan provides that while it is in effect, the selection and nomination of Independent Trustees is committed to the discretion of the Independent Trustees then sitting on the Board. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

       Pursuant to Rule 12b-1 under the Act, approval of the Proposed Plan requires the affirmative vote of a "majority" (as defined in the Act) of the voting securities of the Series. A "majority" vote for a Series is defined in the Act as the vote of the holders of the lesser of: (i) 67% or more of the
                                                       -
voting securities of such Series present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (ii) more than
                                                                   --
50% of the outstanding voting securities of such Series. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

       If the Proposed Plan is not approved, the Current Plan for the Series will continue in effect according to its terms.

       The Board of Trustees recommends that shareholders of the Series vote in favor of adoption of the Proposed Plan.


 4.    OTHER INFORMATION

       Management is not aware of any matters to come before the meeting other than those set forth in the notice. If any such other matters do come before the meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

   a.  Transactions Involving the Series
       and other Series of the Fund.
       ---------------------------------

       It is expected that the Series will acquire the assets of Lord Abbett Fundamental Value Fund, Inc. ("LAFVF"). This transaction, which is subject to certain conditions, has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees, as being in the best interests of the shareholders of the Series. Shareholders of the Series are not required to approve this transaction. As of February 29, 1996, the net assets of LAFVF were approximately $________ and the net assets of the Series were approximately $________ .

       If such transaction is consummated, Class A Shares of the Fund will be issued to the shareholders of LAFVF. The Class A Shares and the existing shares of the Series, which are to be designated the Class C Shares, will be classes within the Series. Each such share, regardless of class, will share pro rata (based on net asset value) in the portfolio and income of the Series and in the Series' expenses, except for differences in expenses resulting from different Rule 12b-1 Plans for the classes and possibly other class-specific expenses.
The Class A Shares of the Series are to be subject to a Rule 12b-1 plan that involves annual distribution and service fees for the account of such class that are expected initially to equal approximately 0.__% of the average net asset value of the Class A Shares.

       The Board of Trustees of the Fund has also approved a sale of the assets of each of the other series of the Fund to another Lord Abbett-sponsored fund having an identical or similar investment objective. Following the sale of their assets in these transactions, which are subject to certain conditions, the other series of the Fund will terminate. Commencing July 15, 1996, following the closings of these various transactions, the Class C Shares of the Series are to become exchangeable for Class C Shares of the other Lord Abbett-sponsored funds rather than for shares of the other series of the Fund.

       Also commencing July 15, 1996, both classes of the Series are to be offered to the public. It is expected that implementation of the Series' multi-class structure will (i) enable investors in the Series to choose the
                      -
distribution option that best suits their individual situations, (ii) facilitate
                                                                  --
distribution of the Series' shares, and (iii) maintain the competitive position
                                         ---
of the Series in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

  b.   Timeliness of Shareholder Proposals.
       -----------------------------------

       Any shareholder proposals to be presented for action at the Fund's next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund's principal execu tive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Fund does not intend to hold another annual or special meeting of shareholders unless required to do so by the Act.

   c.  Investment Adviser and Underwriter.
       ----------------------------------

       Lord, Abbett & Co., 767 Fifth Avenue, New York, New York 10153, acts as investment adviser and principal underwriter with respect to the Fund.

   d.  Annual Report Available Upon Request.
       ------------------------------------

       The Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semiannual report succeeding the annual report, if any, to a shareholder upon request. A shareholder may obtain such reports(s) by writing to the Fund or by calling 800-___-____.

 e.    Portfolio Transactions.
       ----------------------

       The Fund's policy with respect to the Series is to obtain best execution on all portfolio transactions, which means that the Fund seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Series may pay, as described below, a higher commission than some brokers might charge on the same transactions. The Fund's policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund may, if considered advantageous, make a purchase from or sale to another Lord Abbett sponsored fund without the intervention of any broker-dealer.

       Broker-dealers are selected on the basis of their professional capacity and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

       The Series pays a commission rate that Fund management believes is appropriate to give maximum assurance that the Series' brokers will provide to the Series, on a continuing basis, the highest level of brokerage services available. While the Fund does not always seek the lowest possible commissions on particular trades, the Fund believes that its commission rates are in line with the rates that many other institutions pay. The Fund's traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to the Series and the other accounts they manage. Such services include showing the Series trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

       Some of the Fund's brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to the Series and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Series; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Series, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Fund has been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

       No commitments are made regarding the allocation of brokerage business to or among brokers and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

       If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Fund's shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

       If other clients of Lord Abbett buy or sell the same security at the same time as the Fund, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with the Fund in the buying and selling of the same securities as described above.
If these clients wish to buy or sell the same security as the Fund does, they may have their transactions executed at times different from the Fund's transactions and thus may not receive the same price or incur the same commission cost as the Fund does.

       The Fund will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for the Fund's benefit or otherwise) from broker-dealers as consideration for the direction to them of portfolio business.

       For the fiscal years ended October 31, 1995, 1994 and 1993, the Series paid $_____, $_____ and $_____ in commissions to independent broker-dealers.

                            LORD ABBETT SECURITIES TRUST


                            By:_______________________
                                Kenneth B. Cutler
                                Vice President and Secretary

                                                                       EXHIBIT A

COMPARISON OF CURRENT AND PROPOSED INVESTMENT POLICIES AND RESTRICTIONS


           CURRENT POLICY/RESTRICTION                      PROPOSED POLICY/RESTRICTION
-------------------------------------------------  -------------------------------------------
----------------------------------------------------------------------------------------------
SHORT SALES/MARGIN.
                                                      FUNDAMENTAL
No Policy/Restriction stated.                         The Series may purchase securities on
                                                      margin to the extent permitted by ap-
                                                      plicable law.

                                                      NON-FUNDAMENTAL
                                                      The Series may not make short sales
                                                      of securities or maintain a short
                                                      position except to the extent permitted
                                                      by applicable law.
----------------------------------------------------------------------------------------------
BORROWING.

FUNDAMENTAL                                          FUNDAMENTAL
The Series may not borrow money except               The Series may not borrow money,
 (i) as a temporary measure for extra-               except that (i) the Series may borrow
 ordinary or emergency purposes, and then            from banks (as defined in the Act) in
 not in excess of 5% of the Series' gross            amounts up to 33% of its total
 assets (at cost or market value, which ever         assets (including the amount bor-
 is lower) at the time of borrowing and              rowed), (ii) the Series may borrow up
 (ii) unless such borrowing does not exceed          to an additional 5% of its total assets
 the asset coverage requirements of Section          for temporary purposes, and (iii) the
 18(f) of the Act.                                   Series may obtain such short-term
                                                     credit as may be necessary for the
                                                     clearance of purchases and sales of
                                                     portfolio securities.

                                                     NON-FUNDAMENTAL
                                                     The Series may not borrow in excess
                                                     of 5% of its gross assets taken at cost
                                                     or market value, whichever is lower
                                                     at the time of borrowing, and then
                                                     only as a temporary measure for
                                                     extraordinary or emergency purposes.
----------------------------------------------------------------------------------------------


     CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
     --------------------------                         ---------------------------
------------------------------------------------------------------------------------------
UNDERWRITING.

FUNDAMENTAL                                        FUNDAMENTAL
The Series may not engage in the under-            The Series may not engage in the
 writing of securities except pursuant to a        underwriting of securities, except pur-
 merger or acquisition or to the extent that       suant to a merger or acquisition or to
 in connection with the disposition of its         the extent that, in connection with the
 portfolio securities it may be deemed to be       disposition of its portfolio securities,
 an underwriter under federal securities           it may be deemed to be an under-
 laws.  Notwithstanding the foregoing, in          writer under federal securities laws.
 the future, upon shareholder approval, the
 Series may seek to achieve its investment
 objective by investing all of its assets in
 another investment company (or series or
 class thereof) having the same investment
 objective.  Shareholders will be notified
 thirty days in advance of such conversion.
----------------------------------------------------------------------------------------------


     CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
     --------------------------                         ---------------------------
------------------------------------------------------------------------------------------
LENDING.

FUNDAMENTAL                                        FUNDAMENTAL
The Series may not lend money or securi-           The Series may not make loans to
 ties to any person except through entering        other persons, except that the ac-
 into short-term repurchase agreements with        quisition of bonds, debentures or
 sellers of securities the Series has pur-         other corporate debt securities and
 chased and by lending Series portfolio            investment in government obligations,
 securities to registered broker-dealers           commercial paper, pass-through in-
 where the loan is 100% secured by cash or         struments, certificates of deposit,
 its equivalent as long as the Series com-         bankers acceptances, repurchase
 plies with regulatory requirements and            agreements or any similar instruments
 except for time or demand deposits with           shall not be subject to this limitation,
 banks and purchases of commercial paper           and except further that the Series may
 or publicly-offered debt securities at orig-      lend its portfolio securities, provided
 inal issue or otherwise.  If the Series           that the lending of portfolio securities
 enters into repurchase agreements as pro-         may be made only in accordance with
 vided above, it will do so only with those        applicable law.
 primary reporting dealers that report to the
 Federal Reserve Bank of New York and
 with the 100 largest United States com-
 mercial banks and the underlying securities
 purchased under the agreements will con-
 sist only of those securities in which the
 Series otherwise may invest.
----------------------------------------------------------------------------------------------


     CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
     --------------------------                         ---------------------------
------------------------------------------------------------------------------------------
REAL ESTATE/COMMODITIES.

FUNDAMENTAL                                        FUNDAMENTAL
The Series may not buy or sell real estate         The Series may not buy or sell real
 (including limited partnerships therein but       estate (except that the Series may in-
 excluding securities of companies, such as        vest in securities directly or indirectly
 real estate investment trusts, which deal in      secured by real estate or interests
 real estate or interests therein), oil, gas or    therein or issued by companies which
 other mineral leases or in commodities or         invest in real estate or interests
 commodity contracts in the ordinary               therein), commodity or commodity
 course of its business, except such in-           contracts (except to the extent the
 terests and other property acquired as a          Series may do so in accordance with
 result of owning other securities, though         applicable law and without registering
 securities will not be purchased in order to      as a commodity pool operator under
 acquire any of these interests.                   the Commodity Exchange Act as, for
                                                   example, with futures contracts).

                                                   NON-FUNDAMENTAL
                                                   The Series may not invest in real
                                                   estate limited partnership interests or
                                                   interests in oil, gas or other mineral
                                                   leases, or exploration or other
                                                   development programs, except that
                                                   the Series may invest in securities
                                                   issued by companies that engage in
                                                   oil, gas or other mineral exploration
                                                   or development activities.
----------------------------------------------------------------------------------------------



     CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
     --------------------------                         ---------------------------
------------------------------------------------------------------------------------------
DIVERSIFICATION.

FUNDAMENTAL                                        FUNDAMENTAL
The Series may not, with respect to 75%            With respect to 75% of its gross
 of the gross assets of the Series, buy            assets, the Series may not buy
 securities if the purchase would then cause       securities of one issuer representing
 it to (i) have more than 5% of its gross          more than (i) 5% of the Series' gross
 assets, at market value at the time of in-        assets, except securities issued or
 vestment, invested in the securities of any       guaranteed by the U.S. Government,
 one issuer except securities issued or guar-      its agencies or instrumentalities, or
 anteed by the U.S. Government, its                (ii) 10% of the voting securities of
 agencies or instrumentalities or (ii) own         such issuer.
 more than 10% of the voting securities of
 any issuer.  Notwithstanding the fore-
 going, in the future, upon shareholder ap-
 proval, the Series may seek to achieve its
 investment objective by investing all of its
 assets in another investment company (or
 series or class thereof) having the same
 investment objective.  Shareholders will be
 notified thirty days in advance of such
 conversion.
----------------------------------------------------------------------------------------------
INVESTMENT IN A SINGLE
 INDUSTRY.

FUNDAMENTAL                                        FUNDAMENTAL
The Series may not concentrate its                 The Series may not invest more than
 investments in any particular industry,           25% of its assets, taken at market
 excluding U.S. Government securities.             value, in the securities of issuers in
 Notwithstanding the foregoing, in the             any particular industry (excluding
 future, upon shareholder approval, the            securities of the U.S. Government, its
 Series may seek to achieve its investment         agencies and instrumentalities).
 objective by investing all of its assets in
 another investment company (or series or
 class thereof) having the same investment
 objective.
----------------------------------------------------------------------------------------------


     CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
     --------------------------                         ---------------------------
------------------------------------------------------------------------------------------
 RESTRICTED/ILLIQUID
 SECURITIES.

No Policy/Restriction stated.                      NON-FUNDAMENTAL
                                                   The Series may not invest knowingly
                                                   more than 15% of its net assets (at
                                                   the time of investment) in illiquid
                                                   securities, except for securities quali-
                                                   fying for resale under Rule 144A of
                                                   the Securities Act of 1933, deemed to
                                                   be liquid by the Board of Trustees.
----------------------------------------------------------------------------------------------
MORTGAGING AND PLEDGING OF
 ASSETS.
                                                   FUNDAMENTAL
No Policy/Restriction stated.                      The Series may not pledge its assets
                                                   (other than to secure borrowings, or
                                                   to the extent permitted by the Series'
                                                   investment policies, in connection
                                                   with hedging transactions, short sales,
                                                   when-issued and forward commitment
                                                   transactions and similar investment
                                                   strategies).
----------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES OF
 OTHER INVESTMENT COMPANIES.
                                                   NON-FUNDAMENTAL
No Policy/Restriction stated.                      The Series may not invest in the
                                                   securities of other investment
                                                   companies, except as permitted by
                                                   applicable law.
----------------------------------------------------------------------------------------------



     CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
     --------------------------                         ---------------------------
------------------------------------------------------------------------------------------
OPTIONS.

                                                   NON-FUNDAMENTAL
No Policy/Restriction stated.                      The Series may not write, purchase or
                                                   sell puts, calls, straddles, spreads or
                                                   combinations thereof, except to the
                                                   extent permitted in the Fund's
                                                   prospectus and statement of additional
                                                   information, as they may be amended
                                                   from time to time.
----------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES OF
 ISSUERS IN OPERATION FOR LESS
 THAN THREE YEARS.
                                                   NON-FUNDAMENTAL
No Policy/Restriction stated.                      The Series may not invest in
                                                   securities of issuers which, with their
                                                   predecessors, have a record of less
                                                   than three years continuous
                                                   operations, if more than 5% of the
                                                   Series' total assets would be invested
                                                   in such securities (this restriction shall
                                                   not apply to mortgage-backed
                                                   securities, asset-backed securities or
                                                   obligations issued or guaranteed by
                                                   the U.S. Government, its agencies or
                                                   instrumentalities).
----------------------------------------------------------------------------------------------



     CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
     --------------------------                         ---------------------------
------------------------------------------------------------------------------------------
OWNERSHIP OF PORTFOLIO
SECURITIES BY OFFICERS AND
 DIRECTORS.

                                                   NON-FUNDAMENTAL
No Policy/Restriction stated.                      The Series may not hold securities of
                                                   any issuer if more than  1/2 of 1% of
                                                   the securities of such issuer are
                                                   owned beneficially by one or more
                                                   officers or trustees of the Fund or by
                                                   one or more partners or members of
                                                   the underwriter or investment advisor
                                                   if these owners in the aggregate own
                                                   beneficially more than 5% of the
                                                   securities of such issuer.
----------------------------------------------------------------------------------------------
TRANSACTIONS WITH CERTAIN
 PERSONS.
                                                   NON-FUNDAMENTAL
No Policy/Restriction stated.                      The Series may not buy from or sell
                                                   to any of its officers, trustees,
                                                   employees, or its investment adviser
                                                   or any of its officers, directors,
                                                   partners or employees, any securities
                                                   other than shares of beneficial interest
                                                   in the Series.
----------------------------------------------------------------------------------------------
SENIOR SECURITIES.
                                                   FUNDAMENTAL
FUNDAMENTAL                                        The Series may not issue senior se-
The Series may not issue senior securities.        curities to the extent such issuance
                                                   would violate applicable law.

----------------------------------------------------------------------------------------------



     CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
     --------------------------                         ---------------------------
------------------------------------------------------------------------------------------
PURCHASE OF WARRANTS.

                                                   NON-FUNDAMENTAL
No Policy/Restriction stated.                      The Series may not invest in warrants
                                                   if, at the time of the acquisition, its
                                                   investment in warrants, valued at the
                                                   lower of cost or market, would
                                                   exceed 5% of the Series' total assets
                                                   (included within such limitation, but
                                                   not to exceed 2% of the Series' total
                                                   assets, are warrants which are not
                                                   listed on the New York or American
                                                   Stock Exchange or a major foreign
                                                   exchange).
----------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

                  Rule 12b-1 Distribution Plan and Agreement
       Lord Abbett Securities Trust -- Lord Abbett Growth & Income Trust
                               -- Class C Shares
--------------------------------------------------------------------------------

       RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT SECURITIES TRUST, a Delaware business trust (the "Fund"), on behalf of its LORD ABBETT GROWTH & INCOME TRUST series (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

       WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of beneficial interest, including the Series' Class C shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof, and

       WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor for payment to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and for use by the Distributor as provided in paragraph 3 of this Plan, and

       WHEREAS, the Fund's Board of Trustees has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

       NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

       1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide incentives to such Authorized Institutions (i) to sell Shares and (ii) to provide continuing
                         -                      --
information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares. The Distributor may, from time to time, waive or defer payment of some fees payable at the time of the sale of Shares provided for under paragraph 2 hereof.

       2. Subject to possible reduction as provided below in this paragraph 2, the Series shall pay to the Distributor fees (i) at the time of sale of Shares
                                              -
(a) for services, not to exceed .25 of 1% of the net asset value of the Shares
--
sold and (b) for distribution, not to exceed .75 of 1% of the net asset value of
          -
the Shares sold; and (ii) at each quarter-end after the first anniversary of the
                      --
sale of Shares (a) for services, at an annual rate not to exceed .25 of 1% of
                -
the average annual net asset value of Shares outstanding for one year or more and (b) for distribution, at an annual rate not to exceed .75 of 1% of the
     -
average annual net asset value of Shares out standing for one year or more. For purposes of clause (ii) above, (A) Shares issued pursuant to an exchange for
                                -
Class C shares of another series of the Fund or another Lord Abbett-sponsored fund (or for shares of a fund acquired by the Fund) will be credited with the time held from the initial purchase of such other shares when determining how long Shares mentioned in clause (ii) have been outstanding and (B) payments will
                                                                -
be based on Shares outstanding during any such quarter. Sales in clause (i) above exclude Shares issued for reinvested dividends and distributions, and Shares outstanding in clause (ii) above include Shares issued for reinvested dividends and distributions which have been outstanding for one year or more. The Board of Trustees of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Such determinations by the Board of Trustees shall be made by votes of the kind referred to in paragraph 10 of this Plan. The service fees mentioned in this paragraph are for the purposes mentioned in clause (ii) of paragraph 1 of this Plan and the distribution fees mentioned in this paragraph are for the purposes mentioned in clause (i) of paragraph 1 and the second sentence of paragraph 3 of this Plan. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (x) the payments pursuant to this Plan shall be
                          -
consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees as the same may be in effect from time to time and (y) the Series shall not
                                                         -
pay with respect to any Authorized Institution service fees equal to more than
 .25 of 1% of the average annual net asset value of Shares sold by (or attributable to shares sold by) such Authorized Institution and held in an account covered by an Agreement.

       3. The Distributor may use amounts received as distribution fees hereunder from the Series to finance any activity which is primarily intended to result in the sale of Shares including, but not limited to, commissions or other payments relating to selling or servicing efforts. Without limiting the generality of the fore going, the Distributor may apply up to 10 of the total basis points authorized by the Fund's Board of Trustees designated as the distribution fee referred to in clause (ii)(b) of paragraph 2 to expenses incurred by the Distributor if such expenses are primarily intended to result in the sale of Shares. The Fund's Board of Trustees (in the manner contemplated in paragraph 10 of this Plan) shall approve the timing, categories and calculation of any payments under this paragraph 3 other than those referred to in the foregoing sentence.

       4. The net asset value of the Shares shall be determined as provided in the Declaration and Agreement of Trust of the Fund. If the Distributor waives all or a portion of fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

       5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

       6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the trustees, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as otherwise may be provided in the Act.

       7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

       8. This Plan shall become effective on the date hereof, and shall continue in effect for a period of more than one year from such date only so long as such continuance is specifically approved at least annually by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

       9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder without the vote of a majority of its outstanding voting securities and each material amendment must be approved by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment.

       10. Amendments to this Plan other than material amendments of the kind referred to in the foregoing paragraph 9 of this Plan may be adopted by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Trustees of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

       11. This Plan may be terminated at any time without the payment of any penalty by (a) the vote of a majority of the trustees of the Fund who are not
            -
"interested persons" of the Fund and have no trustees or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

       12. So long as this Plan shall remain in effect, the selection and nomination of those trustees of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested trustees. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meaning as those terms are defined in the Act.

       IN WITNESS WHEREOF, each of the parties has caused this in strument to be executed in its name and on its behalf by its duly authorized repre sentative as of the date first above written.

                            LORD ABBETT SECURITIES TRUST


                            By:________________________________
                                 President



ATTEST:


_________________________
Assistant Secretary



                            LORD ABBETT DISTRIBUTOR LLC


                            By:_________________________________

                          LORD ABBETT SECURITIES TRUST
                       LORD ABBETT GROWTH & INCOME TRUST

                        SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

       The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the special meeting of shareholders of LORD ABBETT SECURITIES TRUST (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1, 2 AND 3.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1. For [_] Against [_] Abstain [_] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1996.

2. For [_] Against [_] Abstain [_] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

3. For [_] Against [_] Abstain [_] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.
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ACCOUNT NUMBER               SHARES                      PROXY NUMBER

LORD ABBETT SECURITIES TRUST
  LORD ABBETT GROWTH &
  INCOME TRUST


                                PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE
                                POSTAGE PAID RETURN ENVELOPE PROVIDED.

                                For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only autho rized officers should sign for corporations.

                                Date:......................

                                Signature(s) of Shareholder(s) as shown at left

                                ...........................

                                ...........................
                                  (Please read other side)

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